Exhibit 32.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NN, Inc. (the "Company") on Form 10-Q for the interim period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 9, 2004                  /s/ David L. Dyckman
       ----------------                      --------------------
                                             David L. Dyckman
                                             Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to NN, Inc. and will be retained by NN, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]